EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multimedia Platforms, Inc. (the "Company") on Form 10-Q for the three and six months ended June 30, 2016, I, Robert Weiss, Chief Executive Officer of Multimedia Platforms, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Quarterly Report on Form 10-Q for the three and six months ended June 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the three and six months ended June 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of Multimedia Platforms, Inc.

Date: August 22, 2016	By:	/s/ Robert Weiss
Robert Weiss
Chief Executive Officer (Principal Executive Officer)